                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 20, 2001
                                                         -----------------------


                               Celsion Corporation
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)




10220-I Old Columbia Road, Columbia, Maryland                                        21046-1705
-----------------------------------------------------------------------------------------------
(Address of principal executive office)                                              (Zip Code)

Registrant's telephone number, including area code: (410) 290-5390
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On August 20, the Company released to its stockholders a letter regarding the status of its business and the development of its products and announcing a new stockholder communication program including quarterly stockholder letters and conference calls. On the same date, the Company issued a press release summarizing the stockholder letter. A copy of the stockholder letter is attached as Exhibit 99.1 to this Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 to this Report.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CELSION CORPORATION



Date:  August 20, 2001                      By:  /s/ Anthony P. Deasey
                                               ---------------------------------
                                               Anthony P. Deasey
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit        Description

99.1           Registrant's Letter to Stockholders dated August 20, 2001.


99.2           Registrant's Press Release dated August 20, 2001.